General California Municipal Bond Fund, Inc.
Annual Report
September 30, 1995
GENERAL CALIFORNIA MUNICIPAL BOND FUND, INC.
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on the General California Municipal Bond Fund, Inc. For its annual reporting period ended September 30, 1995, your Fund produced a total return, including bond price changes, interest income and capital gain distributions, of 9.82%.* Income dividends exempt from Federal and State of California personal income taxes of approximately $.730 per share were paid.** This is equivalent to an annualized tax-free distribution rate per share of 5.47%.***
    The Federal Reserve Board relaxed its policy of monetary restraint when it lowered the Fed Funds rate on July 6, 1995. This reduction ended the upward pressure on short-term rates which had prevailed since the beginning of the reporting period. (Despite the monetary restraint that existed, long-term rates had begun their decline early in the year.) The Fed's policy of restraint had been based on concern about inflation given the reports of a strong economy then prevailing. But in July the reports indicated a significant weakening trend in the economy. The July decrease in the Fed
Funds rate signaled that economic growth issues outweighed, for a time, Fed fears of a resurgence of inflation.
THE ECONOMY
    Economic reports indicated lagging home and auto sales and a decline in new home construction from earlier this year. Furthermore, rising business inventories (a frequent harbinger of a business slowdown) and weakening retail sales lent additional credibility to the case for easier credit conditions. By midyear, jobless claims were also on the rise and corporate cost reduction programs continued to increase layoffs. But after the Fed
Funds rate was lowered, economic signals became mixed, and inflationary expectations, subdued. Accordingly, interest rates stabilized.
    More recently, however, economic strength has been reflected in some of the indicators released. Inflation is moderate, but various sectors of the economy such as consumer spending and housing appear to be picking up. While it is expected that the stronger numbers should forestall any immediate easing by the Federal Reserve Board, one should not rule out the possibility of another Fed move before year-end.
    A word about inflation: Despite strong economic growth at the beginning of the reporting period, inflation remained in check. We believe a continuation of this moderating trend for prices appears likely, particularly if the economy remains sluggish. This could be good news for bond prices since easing inflation can result in falling interest rates. Declining interest rates, often a corollary to slow business conditions, cause bond prices to rise. But there is another side to a sluggish economy. Although we strive to maintain a high level of current tax exempt income for the Fund, we are very concerned with credit quality, so we are mindful of the potential erosion in bond quality if the economy slips back into a recession. We follow a policy that stresses strong credit quality in the portfolio, a policy which seeks to protect bond values and income streams. As you know, we manage the portfolio with a long-term perspective, aware that market conditions can change rapidly.
MARKET ENVIRONMENT
    The municipal bond market, buffeted by six interest rate hikes by the Federal Reserve Board in 1994, recovered strongly in 1995. Weaker than expected December sales figures caused rates to tumble and this decline persisted throughout the remainder of the reporting period. This summer's rate cut confirmed what declining long-term interest rates had indicated all year: Business conditions were weaker than monetary policymakers thought. If economic conditions remain sluggish, and Congress is able to arrive at an acceptable budget accord, further Fed easing seems likely. We believe this indicates a rather favorable outlook for bond markets in general. We are certainly pleased and encouraged by the good performance of late by the bond market and by the Fund; however, we are wary that this bond market strength may be counting too much on continued low inflation. Thus, while we remain fully invested in this market, we are alert to the stimulatory effects of easing monetary policy and are watchful for any signs of rekindling inflation. Our primary task - to maximize current income exempt from Federal and California State income taxes to the extent consistent with the preservation of capital - continues to guide our portfolio management decisions. The prospect of tax reform appears to be limiting the enthusiasm for tax exempt securities. Since April, when serious flat tax and consumption tax proposals began to surface, the municipal rally has lagged, resulting in an increase in municipal yields as a percentage of comparable taxable bond yields. Today, long-term municipal bonds are yielding nearly 90% of U.S. Treasuries, which is a greater yield ratio than existed before the onset of talk about tax reform. While it could be years before an actual change in the tax code is adopted, the market's reaction so early in the proposal cycle suggests to us that the ultimate legislation, if any, may have a less radical effect on the market than feared.
THE PORTFOLIO
    As indicated in our last letter to shareholders, we lengthened the duration of the Fund earlier this year in response to a perceived slowing of the economy. More recently, our strategy shifted to a slightly more defensive posture. Market yields have dropped significantly. While we don't envision a major sell-off in the market, we believe it prudent to lock in a portion of the returns achieved thus far in 1995; the risk in this strategy is that future gains are limited should the market rally further. New investments are being concentrated primarily in credits with what we consider good liquidity and desirable coupon and call structures. In summary, management is hoping to enhance the Fund's overall credit quality, limit price volatility and increase income when possible.
    Over the past year considerable media attention has been focused on the events surrounding the bankruptcy of Orange County and the financial difficulties in Los Angeles County. We have focused our efforts on avoiding these issues. Also, our strategy has emphasized adding high quality, insured credits as well as purchasing bond insurance for many of the noninsured holdings in the Fund.
    The issuance of new tax exempt bonds continues at a lackluster pace while, at the same time, a substantial number of outstanding bonds are being retired. Therefore, our strategies are influenced and their implementations limited, at times, by the fact that there exists a limited inventory of desirable securities from which to choose.
    Generally, we maintain a positive outlook for California general obligations and State-supported debt. Recently, the State Controller certified that the State would have sufficient revenues and, therefore, would not have to resort to additional external borrowing this fiscal year. If the economy continues to recover and its budget picture improves, it is possible that the State's rating outlook may be upgraded in the future. The high level of volatility exhibited by the market in recent years underscores the need to maintain a disciplined and long-term focus such as the Fund seeks to pursue.
    Included in this report is a series of detailed statements about your
Fund's holdings and its financial condition. We hope they are informative. Please know that we appreciate greatly your continued confidence in the Fund and in The Dreyfus Corporation.
                              Very truly yours,
                          [Richard J. Moynihan signature logo]
                              Richard J. Moynihan
                              Director, Municipal Portfolio Management
                              The Dreyfus Corporation
October 16, 1995
New York, N.Y.
*  Total return includes reinvestment of dividends and any capital gains paid.
**Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.
***Annualized distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the net asset value per share at the end of the period, adjusted for capital gain distributions.
GENERAL CALIFORNIA MUNICIPAL BOND FUND, INC        SEPTEMBER 30, 1995
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN GENERAL CALIFORNIA MUNICIPAL BOND FUND, INC. AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX

[Exhibit A]
$16,328
Lehman Brothers
Municipal Bond Index*
Dollars
$15,834
General California
Municipal Bond Fund
*Source: Lehman Brothers

AVERAGE ANNUAL TOTAL RETURNS
                              ONE YEAR ENDED                FIVE YEARS ENDED              FROM INCEPTION (10/10/89)
                              SEPTEMBER 30, 1995            SEPTEMBER 30, 1995             TO SEPTEMBER 30, 1995
                              -------------------          -------------------           -------------------------
                                    9.82%                         8.18%                             8.00%

Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in the General California Municipal Bond Fund, Inc. on 10/10/89 (Inception Date) to a $10,000 investment made in the Lehman Brothers Municipal Bond Index on that date. For comparative purposes the value of the Index on 9/30/89 is used as the beginning value on 10/10/89. All dividends and capital gain distributions are reinvested.
The Fund invests primarily in California municipal securities and its performance shown in the line graph takes into account fees and expenses. Unlike the Fund, the Lehman Brothers Municipal Bond Index is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall. The Index does not take into account charges, fees and other expenses
 . Also, unlike the Fund which principally limits investments to California municipal obligations, the Index is not state-specific. These factors can contribute to the Index potentially outperforming the Fund. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Condensed Financial Information section of the Prospectus and elsewhere in this report.[Exhibit A}

GENERAL CALIFORNIA MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS                                                                                    SEPTEMBER 30, 1995

                                                                                                    PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS-100.0%                                                               AMOUNT             VALUE
                                                                                                   __________         ________
CALIFORNIA-97.7%
ABAG Finance Corp., COP (ABAG XXIV) 6.90%, 4/1/2012.........................                      $  3,500,000    $    3,629,500
Allan Hancock Joint Community College District, COP, Refunding 7.625%, 10/1/2005                     1,055,000         1,146,817
Anaheim Public Financing Authority, Tax Allocation Revenue 6.31%, 12/28/2018                         6,000,000         6,269,940
Beaumont Unified School District, COP
    (Capital Improvement Project) 7.70%, 1/1/2021...........................                         1,100,000         1,142,405
Berkeley, HR (Alta Bates Project) 7.65%, 12/1/2015 (Prerefunded 8/1/2000) (a)                          445,000           513,530
California:
    6.125%, 10/1/2011 (Insured; FGIC).......................................                         8,000,000         8,509,920
    Veterans 6.25%, 2/1/2014................................................                         5,000,000         5,003,200
California Department of Water Resources, Water System Revenue
    (Central Valley Project):
      6.125%, 12/1/2013.....................................................                         6,500,000         6,576,245
      6.40%, 12/1/2026......................................................                        12,600,000        12,830,958
California Educational Facilities Authority, Revenue:
    (Chapman College) 7.50%, 1/1/2018.......................................                         1,760,000         1,862,344
    (Refunding-Pooled College and University Financings) 6.125%, 6/1/2009...                         3,000,000         3,018,150
    (Stanford University) 6%, 11/1/2016.....................................                         5,910,000         5,943,391
    (University of San Francisco) 6.30%, 10/1/2007..........................                         2,470,000         2,596,316
California Health Facilities Authority, Revenue
    (Pacific Presbyterian Hospital) 7.60%, 6/1/2015.........................                           885,000           982,846
California Health Facilities Financing Authority, Revenue:
    (Help Group) 7%, 8/1/2021
      (Insured; California Health Facilities Construction Loan Program).....                         1,800,000         1,900,692
    (Kaiser Permanente) 5.60%, 5/1/2033.....................................                         3,450,000         3,177,588
    (Pomona Valley Hospital Medical Center) 7.375%, 1/1/2014................                           750,000           795,720
    (Walden House) 6.85%, 3/1/2022..........................................                         3,225,000         3,384,412
California Housing Finance Agency, Home Mortgage Revenue:
    6.10%, 8/1/2015 (Insured; MBIA).........................................                         5,765,000         5,712,077
    7.50%, 8/1/2029.........................................................                         1,525,000         1,595,653
    7.65%, 8/1/2029.........................................................                           900,000           947,682
    7.60%, 8/1/2030.........................................................                         1,855,000         1,965,539
    7.70%, 8/1/2030.........................................................                         1,540,000         1,630,229
California Pollution Control Financing Authority, SWDR
    (North County Recycling Center) 6.75%, 7/1/2011
    (LOC; Union Bank of Switzerland) (b)....................................                         3,500,000         3,661,770
California Public Works Board, LR:
    (Department of Correction - Madera State Prison) 6%, 6/1/2010...........                         3,000,000         3,091,380
    (Department of Correction - Susanville State Prison)
      5.375%, 6/1/2018 (Insured; MBIA)......................................                         2,500,000         2,316,250
    (Library and Courts Annex Building) 6%, 5/1/2013........................                         4,760,000         4,673,558

GENERAL CALIFORNIA MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                         SEPTEMBER 30, 1995

                                                                                                    PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                           AMOUNT           VALUE
                                                                                                    __________         ________
CALIFORNIA (CONTINUED)
California Public Works Board, LR (continued):
    Refunding 5.50%, 6/1/2014...............................................                  $      5,000,000    $    4,652,050
    (University of California Projects):
      5.55%, 6/1/2010.......................................................                         3,195,000         3,107,297
      6.40%, 12/1/2016 (Insured; AMBAC).....................................                         1,955,000         2,035,917
      5.50%, 12/1/2018......................................................                         5,000,000         4,549,300
California Statewide Communities Development Authority, COP,
    Health Facilities Revenue, Refunding (Barton Memorial Hospital)
    6.50%, 12/1/2009 (LOC; Banque Nationale de Paris) (b)...................                         1,600,000         1,667,072
California Statewide Communities Development Corp., COP
    (Pacific Homes) 5.90%, 4/1/2009.........................................                         7,000,000         7,132,440
Campbell, COP, Refunding (Civic Center Project)
    6.90%, 10/1/2018 (Prerefunded 10/1/2001) (a)............................                         3,760,000         4,289,972
Chico Public Finance Authority, Revenue
    (Chico Municipal Airport and Central Chico Redevelopment Project)
    7.40%, 4/1/2021.........................................................                         2,410,000         2,525,800
Chino Basin Regional Financing Authority, Revenue, Refunding
    (Municipal Water District Sewer System Project) 6%, 8/1/2016 (Insured; AMBAC)                    2,000,000         2,002,960
Commerce Joint Powers Financing Authority, Revenue, Multiple Project Loans
    8%, 3/1/2022............................................................                         2,470,000         2,619,657
Compton, COP, Refunding 7.50%, 8/1/2005 (LOC; Mitsui Trust and Banking) (b).                         2,680,000         2,880,384
Dry Creek Joint School District, Special Tax
    (Community Facilities District Number 1) 7.25%, 9/1/2011................                         2,500,000         2,789,950
Folsom Public Financing Authority, Local Agency Revenue 7.70%, 10/1/2020....                         1,200,000         1,242,312
Fontana Public Financing Authority, Tax Allocation Revenue
    (North Fontana Redevelopment Project) 7.25%, 9/1/2020...................                         2,000,000         2,117,740
Fresno Unified School District, COP (Project Phase VI) 7.20%, 5/1/2011......                         4,250,000         4,509,122
Hollister Redevelopment Agency, Tax Allocation
    (Hollister Community Development Project) 7.55%, 10/1/2013..............                         1,000,000         1,057,420
Inglewood, HR (Daniel Freeman Hospital) 6.75%, 5/1/2013.....................                         2,000,000         2,064,420
La Mirada Redevelopment Agency
    (Tax Allocation-Industrial Commercial Redevelopment)
    6.80%, 8/15/2021 (Prerefunded 8/15/2000) (a)............................                         3,950,000         4,409,069
Lake Elsinore Public Financing Authority, Local Agency Revenue 8%, 10/1/2020                         2,640,000         2,490,946
Los Alamitos Union Free School District, Special Tax
    (Community Facilities District Number 1) 7.15%, 8/15/2021...............                         2,000,000         2,046,820
Los Angeles, Harbor Department Revenue 6.60%, 8/1/2015......................                         4,240,000         4,412,102

GENERAL CALIFORNIA MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                            SEPTEMBER 30, 1995

                                                                                                     PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                            AMOUNT            VALUE
                                                                                                       _______          _______
CALIFORNIA (CONTINUED)
Los Angeles Department of Water and Power:
    Electric Plant Revenue:
      6%, 6/1/2013 (Insured; MBIA)..........................................                    $    3,100,000    $    3,171,114
      7.10%, 1/15/2031......................................................                         2,750,000         3,105,822
    Waterworks Revenue 7.625%, 8/1/2027.....................................                         2,000,000         2,176,160
Madera County, COP (Valley Childrens Hospital):
    6.25%, 3/15/2007 (Insured; MBIA)........................................                         2,545,000         2,727,986
    6.50%, 3/15/2008 (Insured; MBIA)........................................                         3,165,000         3,468,650
Metropolitan Water District, Southern California Waterworks Revenue
    5.70%, 7/1/2011 (Insured; MBIA).........................................                         3,190,000         3,203,238
Mountain View, Shoreline Regional Park Community, Tax Allocation
    5.75%, 8/1/2018.........................................................                         5,000,000         4,887,700
Newhall Elementary and Castaic Union School District, COP
    (School Improvement Project) 7.70%, 3/1/2011............................                         2,695,000         2,838,078
Northern California Power Agency, Public Power Revenue, Refunding
    (Hydroelectric Project Number 1):
      6.30%, 7/1/2018 (Insured; MBIA).......................................                        20,400,000        21,784,752
      7.15%, 7/1/2024.......................................................                         5,390,000         5,803,790
Orange County:
    COP (Juvenile Justice Center) 7.625%, 6/1/2019 (Prerefunded 6/1/1999) (a)                        2,500,000         2,813,025
    Special Tax (Community Facilities District Number 87)
      7.80%, 8/15/2015 (Prerefunded 8/15/2000) (a)..........................                         1,500,000         1,736,505
Otay Municipal Water District (Improvement District Number 27) 6.70%, 9/1/2022                       2,000,000         2,009,160
Oxnard Financing Authority, Solid Waste Revenue
    6%, 5/1/2016 (Insured; AMBAC)...........................................                         5,000,000         4,927,050
Palm Desert (Assessment District Number 94-1) 7.625%, 9/2/2019..............                         1,965,000         2,005,676
Port Oakland, Special Facility Revenue (Mitsui O.S.K. Lines Limited)
    6.80%, 1/1/2019 (LOC; Industrial Bank of Japan) (b).....................                         3,000,000         3,071,010
Pittsburgh Redevelopment Agency, Tax Allocation
    (Los Medanos Project) 5.80%, 8/1/2034...................................                         5,000,000         4,886,400
Richmond Joint Powers Financing Authority, Revenue 7.25%, 5/15/2013.........                         2,000,000         2,098,120
Sacramento County, Special Tax (Community Facilities District Number 1)
    8.25%, 12/1/2020........................................................                         5,610,000         5,990,134
Sacramento Municipal Utility District, Electric Revenue:
    6.30%, 8/1/2018 (Insured; FGIC).........................................                         8,000,000         8,080,320
    5.75%, 5/15/2022........................................................                         3,795,000         3,592,271
Sacramento Schools Insurance Authority, Revenue
    (Workers Compensation Program) 5.75%, 6/1/2003..........................                         6,885,000         7,081,980

GENERAL CALIFORNIA MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                            SEPTEMBER 30, 1995

                                                                                                    PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                           AMOUNT           VALUE
                                                                                                      _______         _______
CALIFORNIA (CONTINUED)
San Bernardino, Health Care Systems Revenue (Sisters of Charity) 7%, 7/1/2021                      $ 2,000,000       $ 2,179,480
San Francisco City and County Airports Commission, International Airport
Revenue
    6.25%, 5/1/2014 (Insured; AMBAC)........................................                         3,505,000         3,594,798
San Marcos Public Facilities Authority, Revenue, Refunding
    (Public Improvement-Civic Center) 6.15%, 8/1/2013.......................                         4,500,000         4,298,085
Santa Barbara County, COP, Refunding 5.70%, 3/1/2011........................                         5,960,000         5,851,826
Simi Valley, Single Family Residential Mortgage Revenue 7.625%, 8/1/2022 (c)                         3,000,000         1,080,000
Sonoma County Office of Education, COP, Refunding
    (Capital Financing Project) 5.625%, 7/1/2020............................                         3,115,000         2,813,157
Southern California Home Finance Authority, SFMR
    6.90%, 10/1/2024 (Collateralized: FNMA and GNMA)........................                         1,665,000         1,725,989
Southern California Public Power Authority, Power Project Revenue
    (Multiple Projects) 6.75%, 7/1/2011.....................................                         3,750,000         4,089,825
Tehachapi Unified School District, COP (Tompkins Elementary School Project)
    7.80%, 2/1/2021 (Prerefunded 2/1/2001) (a)..............................                         1,000,000         1,166,590
Upland, HR, COP (San Antonio Community Hospital) 7.125%, 1/1/2011...........                           745,000           763,893
Waterford Public Financing Authority, Revenue 8.20%, 9/15/2020..............                         3,700,000         3,955,670
Watsonville Mammoth Lakes, COP 7.875%, 6/1/2011.............................                         1,770,000         1,909,175
West Sacramento Redevelopment Agency, Tax Allocation
    (West Sacramento Redevelopment Project) 6.25%, 9/1/2021 (Insured; MBIA).                         4,250,000         4,353,573
Yolo County Housing Authority, Mortgage Revenue (Walnut Park Apartments)
    7.20%, 8/1/2033 (Insured; FHA)..........................................                         4,150,000         4,342,851
Yorba Linda Redevelopment Agency, Tax Allocation Revenue
    (Yorba Linda Redevelopment Project) Zero Coupon, 9/1/2019 (Insured; MBIA)                        5,000,000         1,147,000
U. S. RELATED-2.3%
Puerto Rico Electric Power Authority, Power Revenue 7.125%, 7/1/2014........                           540,000           585,322
Virgin Islands Port Authority, Airport Revenue
    (Cyril E. King Airport Project) 8.10%, 10/1/2005........................                         4,135,000         4,547,714
Virgin Islands Territory (Hugo Insurance Claims Funds Program) 7.75%, 10/1/2006                      1,760,000         1,925,933
                                                                                                                      -----------
TOTAL INVESTMENTS (cost $300,890,870).......................................                                        $311,270,684
                                                                                                                   =============

GENERAL CALIFORNIA MUNICIPAL BOND FUND, INC.

SUMMARY OF ABBREVIATIONS
AMBAC      American Municipal Bond Assurance Corporation    LOC   Letter of Credit
COP        Certificate of Participation                     LR    Lease Revenue
FGIC       Financial Guaranty Insurance Company             MBIA  Municipal Bond Investors Assurance
FHA        Federal Housing Administration                         Insurance Corporation
FNMA       Federal National Mortgage Association            SFMR  Single Family Mortgage Revenue
GNMA       Government National Mortgage Association         SWDR  Solid Waste Disposal Revenue
HR         Hospital Revenue

SUMMARY OF COMBINED RATINGS (UNAUDITED)
FITCH (D)     OR    MOODY'S  OR    STANDARD & POOR'S     PERCENTAGE OF VALUE
----               ------          ------------------    -------------------
AAA                  Aaa                 AAA                  37.4%
AA                   Aa                  AA                   13.6
A                    A                   A                    30.3
BBB                  Baa                 BBB                  10.4
D                    N/A                 D                      .3
Not Rated (e)        Not Rated (e)       Not Rated (e)         8.0
                                                              ----
                                                             100.0%
                                                            ========

NOTES TO STATEMENT OF INVESTMENTS:
    (a) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
    (b)  Secured by letters of credit.
    (c)  Non-income producing security; interest payments in default.
    (d) Fitch currently provides creditworthiness information for a limited number of investments.
    (e) Securities which, while not rated by Fitch, Moody's or Standard & Poor's, have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.




See notes to financial statements.

GENERAL CALIFORNIA MUNICIPAL BOND FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES                                                                          SEPTEMBER 30, 1995
ASSETS:
    Investments in securities, at value
      (cost $300,890,870)-see statement.....................................                                       $311,270,684
    Cash....................................................................                                       707,661
    Interest receivable.....................................................                                       5,389,673
    Receivable for investment securities sold...............................                                       715,778
    Prepaid expenses........................................................                                       18,136
                                                                                                                   ------------
                                                                                                                   318,101,932
LIABILITIES:
    Due to The Dreyfus Corporation..........................................                $173,218
    Accrued expenses........................................................                  93,241               266,459
                                                                                            -----------            ---------
NET ASSETS  ................................................................                                       $317,835,473
                                                                                                                   =============
REPRESENTED BY:
    Paid-in capital.........................................................                                       $304,488,724
    Accumulated undistributed investment income-net.........................                                             47,029
    Accumulated undistributed net realized gain on investments..............                                          2,919,906
    Accumulated net unrealized appreciation on investments-Note 3...........                                         10,379,814
                                                                                                                   ------------
NET ASSETS at value applicable to 23,889,286 shares outstanding
    (500 million shares of $.001 par value Common Stock authorized).........                                         $317,835,473
                                                                                                                     =============
NET ASSET VALUE, offering and redemption price per share
    ($317,835,473 / 23,889,286 shares)......................................                                               $13.30
                                                                                                                          ========



See notes to financial statements.

GENERAL CALIFORNIA MUNICIPAL BOND FUND, INC.
STATEMENT OF OPERATIONS                                                                              YEAR ENDED SEPTEMBER 30, 1995
INVESTMENT INCOME:
    INTEREST INCOME.........................................................                    $20,318,018
EXPENSES:
      Management fee-Note 2(a)..............................................                     $1,897,821
      Shareholder servicing costs-Note 2(b).................................                        331,616
      Custodian fees........................................................                         52,904
      Professional fees.....................................................                         48,566
      Directors' fees and expenses-Note 2(c)................................                         30,683
      Registration fees.....................................................                         13,470
      Prospectus and shareholders' reports..................................                         13,349
      Miscellaneous.........................................................                         25,647
                                                                                                      ------
          TOTAL EXPENSES....................................................                                         2,414,056
                                                                                                                      -------
          INVESTMENT INCOME-NET.............................................                                         17,903,962
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized gain on investments-Note 3.................................                     $2,920,516
    Net unrealized appreciation on investments..............................                      7,663,008
                                                                                                     ------
          NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS...................                                         10,583,524
                                                                                                                      -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                         $28,487,486
                                                                                                                    ============



See notes to financial statements.

GENERAL CALIFORNIA MUNICIPAL BOND FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                                                                                      YEAR ENDED SEPTEMBER 30,
                                                                                                         -----------------
                                                                                                     1994                  1995
                                                                                                     --------         ---------

OPERATIONS:
    Investment income-net...................................................                       22,427,244     $   17,903,962
    Net realized gain on investments........................................                        2,108,962          2,920,516
    Net unrealized appreciation (depreciation) on investments for the year..                      (43,545,566)         7,663,008
                                                                                                   _____________      ____________
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......                      (19,009,360)        28,487,486
                                                                                                   _____________      ____________
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net...................................................                      (22,427,244)       (17,856,933)
    Net realized gain on investments........................................                       (1,957,211)        (2,098,798)
                                                                                                   _____________      ____________
      TOTAL DIVIDENDS.......................................................                      (24,384,455)       (19,955,731)
                                                                                                   _____________      ____________
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold...........................................                      143,167,610        136,023,008
    Dividends reinvested....................................................                       17,051,843         13,460,614
    Cost of shares redeemed.................................................                     (226,190,833)      (187,243,378)
                                                                                                   _____________      ____________
      (DECREASE) IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS..............                      (65,971,380)       (37,759,756)
                                                                                                   _____________      ____________
          TOTAL (DECREASE) IN NET ASSETS....................................                     (109,365,195)       (29,228,001)
NET ASSETS:
    Beginning of year.......................................................                      456,428,669        347,063,474
                                                                                                   _____________      ____________
    End of year (including undistributed investment income-net; $47,029 on
      September 30, 1995)...................................................                    $ 347,063,474       $317,835,473
                                                                                                 ===============   ==============
                                                                                                      SHARES              SHARES
                                                                                                   _____________      ____________
CAPITAL SHARE TRANSACTIONS:
    Shares sold.............................................................                       10,562,987         10,429,450
    Shares issued for dividends reinvested..................................                        1,251,353          1,047,791
    Shares redeemed.........................................................                      (16,686,997)       (14,495,652)
                                                                                                   _____________      ____________
      NET (DECREASE) IN SHARES OUTSTANDING..................................                       (4,872,657)        (3,018,411)
                                                                                                 ===============    ==============


See notes to financial statements.

GENERAL CALIFORNIA MUNICIPAL BOND FUND, INC.
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Fund's financial statements.

                                                                        YEAR ENDED SEPTEMBER 30,
                                                               ------------------------------
PER SHARE DATA:                                               1991      1992        1993     1994       1995
                                                              ----      ----        ----     ----       ----
    Net asset value, beginning of year...........            $12.43    $12.89    $13.33     $14.36    $12.90
                                                              ----      ----        ----     ----       ----
    INVESTMENT OPERATIONS:
    Investment income-net........................               .90       .85       .82        .78       .73
    Net realized and unrealized gain (loss)
      on investments.............................               .47       .44      1.11      (1.40)      .48
                                                              ----      ----        ----     ----       ----
      TOTAL FROM INVESTMENT OPERATIONS...........              1.37      1.29      1.93       (.62)     1.21
                                                              ----      ----        ----     ----       ----
    DISTRIBUTIONS:
    Dividends from investment income-net.........              (.91)     (.85)     (.82)      (.78)     (.73)
    Dividends from net realized gain on investments             .         .        (.08)      (.06)     (.08)
                                                              ----      ----        ----     ----       ----
      TOTAL DISTRIBUTIONS........................              (.91)     (.85)     (.90)      (.84)     (.81)
                                                              ----      ----        ----     ----       ----
    Net asset value, end of year.................            $12.89    $13.33    $14.36     $12.90    $13.30
                                                             =====      =====     ======    =====     =====
TOTAL INVESTMENT RETURN..........................             11.35%    10.31%    15.04%     (4.43%)    9.82%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......               .21%      .37%      .64%       .76%      .76%
    Ratio of net investment income to
      average net assets.........................              7.06%     6.47%     5.96%      5.72%     5.66%
    Decrease reflected in the above expense ratios due to
      undertakings by the Manager................               .62%      .39%      .11%        --        --
    Portfolio Turnover Rate......................              2.81%    23.97%    30.20%     29.74%    83.31%
    Net Assets, end of year (000's Omitted)......           $271,656  $374,198   $456,429  $347,063   $317,835




See notes to financial statements.

GENERAL CALIFORNIA MUNICIPAL BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    The Fund is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold to the public without a sales charge. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
    (A) PORTFOLIO VALUATION: The Fund's investments (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable
GENERAL CALIFORNIA MUNICIPAL BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED) provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the average daily value of the Fund's net assets and is payable monthly. The Agreement provides for an expense reimbursement from the Manager should the Fund's aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund. The most stringent state expense limitation applicable to the Fund presently requires reimbursement of expenses in any full fiscal year that such expenses (exclusive of certain expenses as described above) exceed 2 1/2% of the first $30 million, 2% of the next $70 million and 1 1/2% of the excess over $100 million of the average value of the Fund's net assets in accordance with California "blue sky" regulations. There was no expense reimbursement for the year ended September 30, 1995.
    (B) Pursuant to the Fund's Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the year ended September 30, 1995, the Fund was charged an aggregate of $143,052 pursuant to the Shareholder Services Plan.
    (C) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 3-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities amounted to $426,518,774 and $448,286,475, respectively, for the year ended September 30, 1995, and consisted entirely of long-term and short-term municipal investments.
    At September 30, 1995, accumulated net unrealized appreciation on investments was $10,379,814, consisting of $13,192,204 gross unrealized appreciation and $2,812,390 gross unrealized depreciation.
    At September 30, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


GENERAL CALIFORNIA MUNICIPAL BOND FUND, INC.
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF DIRECTORS
GENERAL CALIFORNIA MUNICIPAL BOND FUND, INC.
    We have audited the accompanying statement of assets and liabilities of General California Municipal Bond Fund, Inc., including the statement of investments, as of September 30, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of General California Municipal Bond Fund, Inc. at September 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.
[Ernst & Young LLP signature logo]

New York, New York
November 1, 1995


IMPORTANT TAX INFORMATION (UNAUDITED)
    In accordance with Federal tax law, the Fund hereby makes the following designations regarding its fiscal year ended September 30, 1995:
    - all the dividends paid from investment income-net are "exempt-interest dividends" (not subject to regular Federal and, for individuals who are California residents, California personal income taxes), and
    - the $.0845 per share paid by the Fund on December 7, 1994 represents a long-term capital gain distribution.
    As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 1995 calendar year on Form 1099-DIV which will be mailed by January 31, 1996.
[Dreyfus lion "d" logo]
GENERAL CALIFORNIA
MUNICIPAL BOND FUND, INC.
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
The Shareholder Services Group, Inc.
P.O. Box 9671
Providence, RI 02940




Further information is contained
in the Prospectus, which must
precede or accompany this report.




Printed in U.S.A.                            131AR959
[Dreyfus logo]